FORM 8-A
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

               CONNECTICUT
(State of incorporation or organization)                 06-09741148
                                            (I.R.S. Employer Identification No.)

     HARTFORD LIFE INSURANCE COMPANY                        06089
          200 HOPMEADOW STREET                           (Zip Code)
       SIMSBURY, CONNECTICUT 06089
             (860) 547-5000
(Address of principal executive offices)

       Securities to be registered pursuant to Section 12(b) of the Act:

            TITLE OF EACH CLASS                NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                EACH CLASS IS TO BE REGISTERED
-------------------------------------------  -----------------------------------
3.75% Secured Medium-Term Notes due 2009 of       New York Stock Exchange
 Hartford Life Global Funding Trust 2004-1




If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates:
333-112244 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: None (Title of class)

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Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The class of securities to be registered hereby are the 3.75% Secured Medium-Term Notes due 2009 of Hartford Life Global Funding Trust 2004-1 (the "Notes").

The description of the Notes is incorporated by reference to the information appearing under the caption "Description of the Notes" in the registrant's prospectus, dated September 7, 2004, filed with the Securities and Exchange Commission on September 7, 2004, pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended.


Item 2. EXHIBITS.

None.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 HARTFORD LIFE INSURANCE COMPANY
                                                 (Registrant)

                                                 By:   /s/ Ken A. McCullum
                                                     ---------------------------
                                                       Name: Ken A. McCullum
                                                       Title: Vice President

Date: September 10, 2004


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